Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Terry F. Hudgens and Robert R. Dalley his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: May 18, 2000.

WILLIAM D. LANDELS William D. Landels

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Terry F. Hudgens and Robert R. Dalley his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: May 23, 2000.

ANDREW N. MacRITCHIE Andrew N. MacRitchie

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Terry F. Hudgens and Robert R. Dalley his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: May 18, 2000.

KEITH R. MCKENNON Keith R. McKennon

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Terry F. Hudgens and Robert R. Dalley his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: May 22, 2000.

TIMOTHY E. MEIER Timothy E. Meier

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Terry F. Hudgens and Robert R. Dalley his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: May 18, 2000.

MICHAEL J. PITTMAN Michael J. Pittman

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Terry F. Hudgens and Robert R. Dalley his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: May 18, 2000.

KAREN K. CLARK Karen K. Clark

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Terry F. Hudgens and Robert R. Dalley his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: May 22, 2000.

ROBERT G. MILLER Robert G. Miller

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Terry F. Hudgens and Robert R. Dalley his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: June 14, 2000.

IAN M. RUSSELL Ian M. Russell

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Terry F. Hudgens and Robert R. Dalley his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: May 22, 2000.

KENNETH L. VOWLES Kenneth L. Vowles

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Terry F. Hudgens and Robert R. Dalley his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: May 18, 2000.

TERRY F. HUDGENS Terry F. Hudgens

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Terry F. Hudgens and Robert R. Dalley his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: May 18, 2000.

NOLAN E. KARRAS Nolan E. Karras

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Terry F. Hudgens and Robert R. Dalley his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: May 19, 2000.

ALAN V. RICHARDSON Alan V. Richardson

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Terry F. Hudgens and Robert R. Dalley his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: May 19, 2000.

SIR IAN ROBINSON Sir Ian Robinson